PROSPECTUS

NOVEMBER 16, 2017

CLIX	ProShares Long Online/Short Stores ETF

PROSHARES TRUST	Distributor: SEI Investments Distribution Co.

ProShares Long Online/Short Stores ETF is listed on NYSE Arca (“Exchange”). Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Section

4	ProShares Long Online/Short Stores ETF
10	Investment Objectives, Principal Investment Strategies and Related Risks
17	Management of ProShares Trust

18	Determination of NAV

19	Distributions

19	Dividend Reinvestment Services

19	Taxes

PROSHARES.COM	3

Summary Section

4	:: LONG ONLINE/SHORT STORES ETF	PROSHARES.COM

Investment Objective

ProShares Long Online/Short Stores ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the ProShares Long Online/Short Stores Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Other Expenses*	0.00%

Total Annual Fund Operating Expenses	0.65%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$66	$208

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. The Fund has not yet commenced operations as of the date of this Prospectus. Thus, no portfolio turnover information is provided for this Fund.

Principal Investment Strategies

The Fund invests in securities and financial instruments that ProShare Advisors believes, in combination, will enable the Fund, before fees and expenses, to track the performance of the Index. The Index is created and sponsored by ProShare Advisors and is licensed for use by the Trust.

The ProShares Long Online/Short Stores Index consists of long positions in the online retailers included in the ProShares Online

Retail Index (the “Online Index”) and short positions in the “bricks and mortar” retailers included in the Solactive-ProShares Bricks and Mortar Retail Store Index (the “Retail Store Index”).

The Fund and Index are designed to help investors take advantage of both sides of retail’s transformation by combining full (100%) long exposure to online retailers with a partial (50%) short position to retailers that depend on physical stores. To be “long” means to have exposure to an asset with the expectation that its value will increase over time. To be “short” means to have exposure to an asset with the expectation that it will fall in value.

ProShare Advisors LLC (the “Advisor”) believes that long exposure to online retailers is attractive because online sales have been rapidly rising and the Advisor believes this trend will continue. The Advisor believes that short exposure to bricks and mortar retailers is attractive because bricks and mortar stores face threats from ongoing trends, such as the growth of online shopping and markets oversaturated with stores. The Fund and Index have the potential to benefit both from outperforming online companies and underperforming bricks and mortar stores.

A potential advantage of a long/short portfolio is that the long and short positions may offset one another, resulting in a lower net exposure to the direction of the market. For example, the 100% long/50% short structure may allow the Fund and Index to benefit in market environments where both online and store-based retailers are generally rising in value and may provide a buffer in environments where both online and store-based retailers are generally declining.

The Online Index seeks to measure the performance of publicly traded companies that principally sell online or through other non-store sales channels (“Online Retailers”). The Online Index includes U.S. and non-U.S. companies. To be included in the Online Index, an online retailer’s securities must be listed on a U.S. stock exchange and must meet certain liquidity and market capitalization requirements. Non-U.S. companies may not make up more than 25% of the Online Index. Companies are weighted in the Online Index using a modified market capitalization approach.

The Retail Store Index seeks to measure the performance of publicly traded “bricks and mortar” retail companies whose retail revenue is derived principally from in-store sales. The Retail Store Index includes only U.S. companies. Companies must derive at least 75% of their retail revenues from in-store sales to be included in the Retail Store Index. In addition a company’s securities must be listed on a U.S. stock exchange and must meet certain liquidity and market capitalization requirements. The Index is rebalanced monthly to equal weight and reconstituted in June of each year.

Under normal circumstances, the Fund will invest at least 80% of its total assets in the component securities of the Online Index. The Fund intends to obtain short exposure to the positions in the Retail Store Index by investing in derivatives.

The securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

PROSHARES.COM	LONG ONLINE/SHORT STORES ETF ::	5

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

¡	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund may invest in derivatives as a substitute for investing directly in or taking short positions in the equity securities comprising the Index. These derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of November 13, 2017, the Index was concentrated in the Information Technology and Retailing industry groups and in China.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•

Long/Short Risk — The Fund seeks long exposure to the “long” portion of the Index and short exposure to the “short” portion of the Index. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

6	:: LONG ONLINE/SHORT STORES ETF	PROSHARES.COM

•

Chinese Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

•

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps and other instruments correlated with the equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

•

Foreign Investments Risk/Emerging Market Risk — Investments in securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher.

PROSHARES.COM	LONG ONLINE/SHORT STORES ETF ::	7

Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•

Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving high, or even positive, returns. The Index may underperform, and the Fund could lose value, while other indices or measures of market performance increase in value. In particular, factors such as the general performance of the U.S. equity market may have a much greater influence on the performance of the Index (and as a result the Fund) than developments and trends in retailing related to ecommerce activities. There is no evidence, nor any guarantee, that using historical revenues generated from online sales will successfully identify retail companies that will perform poorly in the future.

•

Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry to the same extent as the Index is so concentrated. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The information technology industry may also be affected by risks that affect the telecommunications industry, including a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

•

Internet Companies Risk — Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

•

Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•

Market Price Variance Risk — Fund shares are listed for trading on the Exchange and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, certain securities held by the Fund may be traded in markets that close at a different time than the Exchange. Because the Fund and the Index generally value such securities as of their local market closing time, the daily net asset value (“NAV”) and Index performance may vary from the market performance of the Fund as of the Exchange close (typically at 4:00 p.m., Eastern Time). Furthermore, liquidity in such securities may be reduced after the applicable closing times. This may cause wider spreads and larger premium and discounts than would otherwise be the case if each market was open until the close of trading on the Exchange. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

•

New Fund Risk — The Fund recently commenced operations, has a limited operating history, and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that

8	:: LONG ONLINE/SHORT STORES ETF	PROSHARES.COM

an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Online Retail Companies Risk — Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.

•

Portfolio Turnover Risk — In seeking to meet its investment objective, the Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

•	Retailing Industry Risk — The Fund is subject to the risks faced by companies in the retailing industry to the same extent as the Index is so concentrated, including: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of business days to achieve overall results; and dependence on outside financing, which may be difficult to obtain. The retailing industry may also be affected by risks that affect the broader consumer discretionary industry.

•

Short Sale Exposure Risk — The Fund seeks inverse or “short” exposure through short positions in equity securities or financial instruments, such as swap agreements. This will cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Software and Services Industry Risk — The Fund is subject to the risks faced by companies in the software and services industry to the same extent as the Index is so concentrated, including: competitive pressures, such as aggressive pricing (including fixed-rate pricing), technological developments (including

PROSHARES.COM	LONG ONLINE/SHORT STORES ETF ::	9

product-specific technological change), changing domestic demand, and the ability to attract and retain skilled employees; availability and price of components; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; rapid product obsolescence; cyclical market patterns; evolving industry standards; and frequent new product introductions requiring timely and successful introduction of new products and the ability to service such products. The software and services industry may also be affected by risks that affect the broader information technology industry.

•

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually.

10	PROSHARES.COM

Investment Objectives, Principal Investment Strategies and Related Risks

PROSHARES.COM	INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ::	11

This section contains additional details about the investment objectives, principal investment strategies and related risks of ProShares Long Online/Short Stores ETF (the “Fund”).

Investment Objectives

The Fund is a “Matching Fund” in the sense that it seeks to provide investment results, before fees and expenses that correspond to the return of the ProShares Long Online/Short Stores Index. The Fund seeks to achieve its stated investment objective both on a single day and over time. The Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund shareholders. The Fund reserves the right to substitute a different index or security for its current index.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Fund’s underlying Index. The Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in securities and financial instruments that provide similar exposure. The Fund employs various investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of the Fund’s index. The investment techniques utilized to simulate the movement of the Fund’s index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the index. For example, the Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index. Under certain circumstances, the Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index, including, as applicable, the general credit profile of the index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its index without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Fund does not take temporary defensive positions.

As described in its Summary Prospectus, the Fund invests in, as a principal investment strategy, combination of equity securities and derivatives that ProShare Advisors believes, in combination,

should have similar return characteristics as the return of its index. Cash balances arising from the use of derivatives or shorting securities will typically be held in money market instruments. A portion of these money market instruments may be posted as collateral in connection with the use of derivatives, if applicable. The following principal investment strategies are applicable to the Fund as set forth below:

•	Equity Securities — The Fund invests in common stock issued by U.S. public companies.

•	Depositary Receipts include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

¡

ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollardenominated investments that are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

¡

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for shorting stocks in order to gain exposure to the short portion of the index. From time to time, the Fund may engage in derivative transactions as a substitute for investing directly in the component securities of the Online Index. These derivatives principally include:

¡

Swap Agreements — The Fund invests in swap agreements, which are contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

12	:: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

¡

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by a Fund as a short-term investment vehicle for cash positions.

Each Fund subject to the Securities and Exchange Commission’s “names rule” commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in the Fund. The Fund’s NAV should change daily relative to the performance of its index, which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on the Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about the Fund, its investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.

•

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives (which may include investing in: swap agreements; securities and indexes; forward contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in the Fund’s index), including: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

In addition, the Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•

Correlation Risk — There is no guarantee that the Fund will achieve a high degree of correlation with its index. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the Fund’s index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the index. A number of other factors may also adversely affect the Fund’s correlation with its index, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. At times, the Fund may not have investment exposure to all securities in its index, or its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, the Fund may invest in securities or financial investments not included in the Fund’s index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with its index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund. Furthermore, the Fund’s currency holdings may be valued at a different time than the level of its index. Any of these factors could decrease correlation between the performance of the Fund and the index and may hinder the Fund’s ability to meet its investment objective.

•	Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely

PROSHARES.COM	INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ::	13

payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Fund generally structures the agreements such that either party can terminate the contract without penalty prior to the termination date. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProShare Advisors to be of comparable quality. These are usually only major, global financial institutions. The Fund seeks to mitigate risks by generally requiring that the counterparties for the Fund agrees to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. Although the counterparty to a centrally cleared swap agreement and/or exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the Fund, if the clearing organization becomes insolvent or otherwise fails to perform its obligations. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers.

•

Market Price Variance Risk — Individual shares of the Fund are listed for trading on the Exchange and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Differences between secondary market prices and the value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by the Fund at a particular time. Given the fact that shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. In addition, there may be times when the market price and the value of the Fund’s holdings vary significantly and you may pay more than the value of the Fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the Fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions may result in trading prices that differ significantly from the value of the Fund’s holdings. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming shares directly with the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities or credits underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or requiring the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities or credits underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or counterparties). During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable

14	:: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•

Trading Risks — Although the shares are listed for trading on NASDAQ, and may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Short selling of shares is also limited pursuant to SEC rules if the trading price of shares varies by more than 10% from the previous day’s closing price on the exchange. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all, on any stock exchange.

Precautionary Notes

•

A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker dealers, or its nominee will be the registered owner of all outstanding shares of the Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

•

A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from the Fund may be issued on an ongoing basis, a

“distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

•

A Precautionary Note to Investment Companies — For purposes of the Investment Company Act of 1940, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. The Trust and the Fund have obtained an exemptive order from the SEC allowing a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

•

A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can postpone payment of redemption proceeds for any period during which: (1) the Exchange is closed other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of the Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments or any of the Short International ProShares Funds during a period of an international local holiday, as further described in the SAI.

•

A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement their investment strategies.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for

PROSHARES.COM	INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ::	15

example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act has changed and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd- Frank Act. While certain of the rules are now effective, other rules are not yet final, so it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. New regulations could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is unclear how the regulatory changes will affect counterparty risk. In particular, new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing for certain swaps, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Information About the Indexes, the Index Providers and the Index Calculation Agent

The Indexes. The ProShares Long Online/Short Stores Index consists of a 100% position in the online retailers included in the ProShares Online Retail Index (the “Online Index”) and a 50% short position in the “bricks and mortar” retailers included in the Solactive-ProShares Bricks and Mortar Retail Store Index (the “Retail Store Index”). The Fund’s exposure is reset to 100% long the Online Index and 50% short the Retail Store Index at the end of each month.

Summary Online Index Methodology

The Online Index seeks to measure the performance of Online Retailers. ProShare Advisors believes that long exposure to Online Retailers is attractive because online sales have been rapidly rising and that this trend will continue.

The universe of securities eligible for inclusion in the Index begins with equity securities of companies that are listed on a U.S. securities exchange. The Index includes U.S. and non-U.S. companies, and may include common stocks and/or depositary receipts, such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). In order to be eligible to be included in the Index, a company must be classified as doing business as an online retailer, an e-commerce retailer, or an internet and direct marketing retailer according to standard industry classification systems. Online travel companies are excluded. Companies must have a market capitalization of at least $500 million, a six-month daily average value traded of at least $1 million and meet other requirements in order to be included in the Index.

The weighting (i.e., percentage) of each company in the Index is determined based on such company’s market capitalization, adjusted as described below. Weightings are set as of the annual Index reconstitution in June and the date of each monthly rebalance. As of such dates, (i) the weighting of any individual company may not exceed 24% of the value of the Index, (ii) the sum of the weightings of all companies individually weighing more than 4.5% of the Index may not exceed 50% of the value of the Index, and (iii) the total weight of all non-U.S. companies will be capped at 25% of the value of the Index.

Summary Retail Store Index Methodology

The Retail Store Index seeks to measure the performance of publicly traded “bricks and mortar” retail companies whose retail revenue is derived principally from in-store sales. ProShare Advisors believes that short exposure to the Index is attractive because bricks and mortar stores face threats from ongoing trends, such as the growth of online shopping and markets oversaturated with stores. The Index defines “retailer” as any U.S. company that derives at least 50% of its revenue from retail operations. The Index does not include non-U.S. companies. In order to be included in the Index, a retailer must also derive 75% or more of its retail revenues from in-store sales (as opposed to online or other non-store sales activity). Retail revenue information is based on Kantar Retail LLC data. In addition, a company must have a market capitalization of at least $500 million, a six-month daily average value traded of at least $1 million and meet other Index requirements in order to be included in the Index. The Index is rebalanced monthly to equal weight and reconstituted in June of each year.

While the ProShares Long Online/Short Stores Index’s exposure to the Online Index and the Retail Store Index and the weightings of the companies included in each of the Online Index and the Retail Store Index are each reset at the end of each month, such exposure and weightings will vary in between such dates.

16	:: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

The Index Providers and the Index Calculation Agent. The ProShares Long Online/Short Stores Index (the “Index”) and the ProShares Online Retail Index (the “Online Index”) are owned by ProShare Advisors LLC. ProShare Advisors is solely responsible for overseeing the methodology governing the operation of each of the Index and Online Index and for adopting and implementing changes to each methodology. Solactive AG serves as index calculation agent and performs routine daily index calculations and index maintenance (e.g., annual Index reconstitution, quarterly rebalancing, and corporate actions) for each of the Index and the Online Index. ProShare Advisors licenses each of the Index and the Online Index to the Trust for use in connection with the Fund.

PROSHARE ADVISORS DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEX OR THE ONLINE INDEX OR ANY DATA INCLUDED THEREIN AND PROSHARE ADVISORS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. PROSHARE ADVISORS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR THE ONLINE INDEX OR ANY DATA INCLUDED THEREIN. PROSHARE ADVISORS EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR THE ONLINE INDEX OR ANY DATA INCLUDED THEREIN.

“Solactive AG” is a registered trademark of Solactive AG and has been licensed for use by ProShare Advisors LLC (the “Advisor”). The Fund is not sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in the Fund. SOLACTIVE AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Solactive AG licenses the Retail Store Index to the Advisor and uses its best efforts to ensure that the index is calculated correctly. Regardless of its obligations toward the Advisor, Solactive AG has no obligation to point out errors in the Retail Store Index to any third parties, and shall have no liability for any such error in calculation.

Solactive AG calculates and publishes the Online Index and uses its best efforts to ensure that the index is calculated correctly. The publication of the Online Index by Solactive AG does not constitute a recommendation by Solactive AG to invest in the Fund. Solactive AG offer any guarantee or assurance with regard to the results of using the Online Index.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. The Fund’s portfolio holdings are posted on a daily basis to the Trust’s website at ProShares.com.

PROSHARES.COM	17

Management of ProShares Trust

18	:: MANAGEMENT OF PROSHARES TRUST	PROSHARES.COM

Board of Trustees and Officers

The Board is responsible for the general supervision of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund.

Investment Advisor

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, serves as the investment adviser to the Fund and provides investment advice and management services to the Fund. ProShare Advisors oversees the investment and reinvestment of the assets in the Fund.

Pursuant to an Investment Advisory and Management Agreement between ProShare Advisors and the Trust on behalf of the Fund, ProShare Advisors is responsible for substantially all expenses of the Fund (and substantially all expenses of any wholly owned subsidiary of the Fund, if any) except interest expenses, taxes, brokerage and other transaction costs, compensation and expenses of the Independent Trustees, compensation and expenses of counsel to the Independent Trustees, compensation and expenses of the Trust’s chief compliance officer and his or her staff, future distribution fees or expenses, and extraordinary expenses. For its investment advisory and management services, the Fund pays ProShare Advisors a fee at an annualized rate of 0.65% of its average daily net assets.

A discussion regarding the basis for the Board approving the investment advisory and management agreement for the Fund will be included in the Trust’s semiannual or annual report to shareholders that covers the period during which the approval occurred.

Portfolio Management

The following individuals have responsibility for the day-to-day management of the Fund as set forth in the Summary Prospectus relating to Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund can be found in the SAI.

Michael Neches, ProShare Advisors: Senior Portfolio Manager since November 2010. ProFunds Advisors LLC: Senior Portfolio Manager since October 2013. ProShare Capital Management LLC: Senior Portfolio Manager from June 2012 through September 2013.

Devin Sullivan, ProShare Advisors: Portfolio Manager since September 2016, Associate Portfolio Manager from December 2011 to August 2016. ProFund Advisors: Portfolio Manager since September 2016, Associate Portfolio Manager from December 2011 to August 2016.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Advisor, administrator and fund accounting agent, custodian, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.

Determination of NAV

The NAV per share of the Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by JPMorgan Chase Bank, National Association and is generally determined each business day as of the close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern Time).

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Short-term securities are valued on the basis of amortized cost or based on market prices. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets.

When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. See the SAI for more details.

To the extent the Fund’s portfolio investments trade in foreign markets on days when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. Also, certain portfolio investments may not be traded on days the Fund is open for business.

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day,

PROSHARES.COM	MANAGEMENT OF PROSHARES TRUST ::	19

Martin Luther King, Jr. Day (the third Monday in January), Washington’s Birthday (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas. The Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/ redemption transaction order time cutoffs would also be accelerated.

Distributions

As a shareholder on the Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from the Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. The Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the respective Fund or in cash.

If such a distribution is declared payable in that fashion, holders of shares will receive additional shares of the respective Fund unless they elect to receive cash. Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions”, the Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemptions of Shares

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.

Taxes

The following is certain general information about taxation of the Fund:

•

The Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, the Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•

If the Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If the Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.

•

Investments by the Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid fund-level tax.

•

Investments by the Fund or a wholly-owned foreign subsidiary in debt obligations issued or purchased at a discount and certain derivative instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and could affect the amount, timing or character of the income distributed to shareholders by the Fund. Investments by the Fund in a foreign subsidiary and in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by such a foreign subsidiary or such other investment companies.

•

In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its

20	:: MANAGEMENT OF PROSHARES TRUST	PROSHARES.COM

shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

•

Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year — are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.

•

Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that the Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.

•

Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.

•	Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

•

The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

•

A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
•

Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest -related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. The Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. The Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.

•

The Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.

•

By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to the Fund or its agent that you are not subject to this withholding. The backup withholding rate is 28%. In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:

•

A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

•

A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

PROSHARES.COM	MANAGEMENT OF PROSHARES TRUST ::	21

Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about the Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

Premium/Discount Information

The Trust’s website has information about the premiums and discounts for the Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.

Escheatment

Unclaimed or inactive accounts may be subject to escheatment laws, and the Fund and the Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, the Fund may pay the Fund’s distributor, financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. No payments are expected to be made by the Fund under the Plan during the current fiscal year.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

You can find additional information about the Fund in its current Statement of Additional Information (“SAI”), dated October 1, 2017, as may be amended from time to time, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI is available, free of charge, online at ProShares.com. You may also receive a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about ProShares, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

© 2017 ProShare Advisors LLC. All rights reserved.	November 16, 2017